Exhibit 99.1

For Immediate Release

BLOCKBUSTER REDUCES LETTERS OF CREDIT AGREEMENT WITH VIACOM

BY $50 MILLION

Letters of Credit Reduction Significantly Improves Company Liquidity

DALLAS, Sept. 2, 2009 – As part of its ongoing liquidity improvement initiatives, Blockbuster Inc. (NYSE: BBI, BBI.B) today announced that it has reduced the face amount of certain letters of credit it maintains on behalf of its former parent company, Viacom Inc., from $75 million to approximately $25 million, paralleling a reduction in Viacom’s exposure to Blockbuster lease obligations.

The reduction of the letters of credit follows Blockbuster’s announcement on Aug. 28 that it sold its 186-store XTRA-VISION® chain in Ireland for cash proceeds of up to $45 million.

“We are pleased to have reached this agreement with Viacom, which delivers on our promise to improve liquidity through a number of initiatives,” said Jim Keyes, Blockbuster Chairman and CEO. “This agreement, combined with strong cash from operations from our core business and proceeds from the sale of our Xtra-vision chain, will allow us to continue development of the multi-channel offering of Blockbuster.”

The letters of credit are maintained by Blockbuster for Viacom’s benefit to cover Viacom’s potential liability under existing BLOCKBUSTER® store leases in place prior to Blockbuster’s 1999 initial public offering. Since 2004, many of those leases have been renegotiated or renewed without reliance on Viacom’s credit, thereby further facilitating the reduction in the face amount of the letters of credit.

Additional details on the agreements with Viacom that facilitate the reduction in the face amount of the letters of credit are outlined in a Form 8-K to be filed by Blockbuster with the U.S. Securities and Exchange Commission.

About Blockbuster

Blockbuster Inc. is a leading global provider of in-home movies and game entertainment with more than 7,100 stores throughout the Americas, Europe, Asia and Australia. The company may be accessed worldwide at www.blockbuster.com.

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Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may also be included from time to time in our other public filings, press releases, our website and oral and written presentations by management. Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “predicts,” “targets,” “seeks,” “could,” “intends,” “foresees” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our strategies, initiatives, objectives, plans or goals are forward-looking. These forward-looking statements are based on management’s current intent, belief, expectations, estimates and projections. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict. Therefore, actual results may vary materially from what is expressed in or indicated by the forward-looking statements. The risk factors set forth under “Item 1A. Risk Factors” in our Annual Reports on Form 10-K and other matters discussed from time to time in our filings with the Securities and Exchange Commission, including the “Disclosure Regarding Forward-Looking Information” and “Risk Factors” sections of our Quarterly Reports on Form 10-Q, among others, could affect future results, causing these results to differ materially from those expressed in our forward-looking statements. In the event that the risks disclosed in our public filings cause results to differ materially from those expressed in our forward-looking statements, our business, financial condition, results of operations or liquidity could be materially adversely affected and investors in our securities could lose part or all of their investments. Accordingly, our investors are cautioned not to place undue reliance on these forward-looking statements because, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. Further, the forward-looking statements included in this press release and those included from time to time in our other public filings, press releases, our website and oral and written presentations by management are only made as of the respective dates thereof. We undertake no obligation to update publicly any forward-looking statement in this press release or in other documents, our website or oral statements for any reason, even if new information becomes available or other events occur in the future.

Press Contact:	Investor Relations Contact:
Randy Hargrove	Kellie Nugent
Senior Director, Corporate Communications	Director Investor Relations
(214) 854-3190	(214) 854-4442